PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2013
Property and Equipment, Net

	December 31,
	2012	2013
Cost:
Computers and peripheral equipment	$64,026	$69,968
Office furniture and equipment	5,966	6,324
Building	34,396	35,538
Leasehold improvements	5,393	7,160

	109,781	118,990
Accumulated depreciation	72,808	80,999

Property and equipment, net	$36,973	$37,991